Investor Presentation August 2014 www.advancedemissionssolutions.com Exhibit 99.1

This presentation includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of
1934, which provides a "safe harbor" for such statements in certain circumstances. The forward-looking statements include statements or expectations regarding future contracts, projects, demonstrations and technologies; amount and timing of production of future RC operations and EC systems; our ability to capitalize on and expand our business to meet opportunities in our target markets and profit from our proprietary technologies; scope, timing and impact of regulations and legislation; future supply and demand; the ability of our technologies to assist our customers in complying with government regulations and related matters. These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws, regulations and IRS interpretations or guidance, government funding, accounting rules, prices, economic conditions and market demand; timing of laws, regulations and any legal challenges to or repeal of them; failure of the RC facilities to produce coal that qualifies for tax credits; termination of or amendments to the contracts for RC facilities; decreases in the production of RC; failure to lease or sell the remaining RC facilities on a timely basis; our inability to ramp up operations to effectively address expected growth or awarded contracts in our target markets; inability to commercialize our technologies on favorable terms; impact of competition; availability, cost of and demand for alternative tax credit vehicles and other technologies; technical, start-up and operational difficulties;
availability of raw materials and equipment; loss of key personnel; intellectual property infringement claims from third parties; seasonality and other factors discussed in greater detail in our filings with the Securities and Exchange
Commission (SEC). You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.
© 2012-2014 Advanced Emissions Solutions, Inc.

SAFE
HARBOR

A family of companies that has been providing emission control solutions to the power industry for more than 30 years
Portfolio of proprietary, low CAPEX technologies to meet pollution control mandates.
20 US patents issued or allowed
Customers include most of the leading electric power companies
Strong and growing cash flows from Refined Coal business through 2021 (CCS)
Emission Control business segment meeting MATS compliance market. Near-term equipment market, longer-term compliance supply market (ADA and BCSI)
Headquartered in Highlands Ranch, Colorado
21.8 million shares outstanding
WHO WE ARE
ADA-ES, Inc.
100% owned ADES
BCSI, LLC
100% owned ADES
Clean Coal Solutions, LLC
42.5% owned ADA-ES, Inc.
Operating Companies
© 2012-2014 Advanced Emissions Solutions, Inc.

Refined Coal- $0 cost to utility
M-Prove
TM
Technology ~$100k
capex, $1-$4/ton reduced
compliance cost
ACI/DSI- $1-$3M in capex
Scrubber, SCR- $100M+
in capex
Large E&C
firms
Boiler
ACI System
DSI  System
Coal Pile
ACI System for
Mercury Control
© 2012-2014 Advanced Emissions Solutions, Inc.
PORTFOLIO OF EMISSIONS CONTROL SOLUTIONS

Near-term growth opportunities
Refined Coal
Customers ordering and
installing MATS equipment 2012-
2016
We are a leading provider of
equipment to meet MATS
Activated Carbon Injection
Systems
Dry Sorbent Injection Systems
Created ~$900M equipment
market, ADES expects to
maintain its ~1/3rd mkt share
More than $45M in new
equipment awards in 2014
MATS to create annual
market of $1-$2B for
consumables,
technology, and services
to maintain compliance
(e.g. AC, chemical
enhancements)
ADA offers proprietary
coal additive technology
and optimization
expertise that reduce AC
requirements
Equipment
Compliance
Mercury Control (MATS)
Clean Coal Solutions (CCS)
42.5% ADA-ES
42.5% NexGen
15% Goldman Sachs
28 RC facilities qualify for
Section 45 Tax Credits of
$6.60/ton (escalating)
through 2021
10 leased/sold RC facilities
generating more than
$110M in annual payments
to CCS (ADA 42.5%)
In total, all 28 RC facilities
expected to produce more
than 100MT/yr
ADES’s 42.5% ownership in
CCS provides ~$1.35 per
leased ton of RC
MATS rule took effect in 2012, compliance by 2015-2016

© 2012-2014 Advanced Emissions Solutions, Inc.

Mercury and Air Toxics Standard (MATS) created a market for two ADES
Products
Activated Carbon Injection (ACI) systems for mercury control sold by ADA-ES
Dry Sorbent Injection (DSI) systems for control of acid gases sold by BCSI
April 15, 2014- The U.S. Court of Appeals for the District of Columbia (“D.C.
Circuit”) broadly upheld EPA’s MATS rule
The court rejected industry arguments, saying the EPA's decisions were necessary and reasonable.
March 28, 2013- EPA issues final rules regulating Greenhouse Gases from
New
power plants
Rule makes it highly unlikely that a new coal plant will be built, increasing the importance of the existing coal fleet
June 2, 2014- EPA issues draft rules regulating Greenhouse Gases for
Existing
power plants
Probably the start of a decade of litigation
Not likely to impact our business over the next 10 years
© 2012-2014 Advanced Emissions Solutions, Inc.
POLICY & REGULATORY UPDATE

EPA’s Mercury and Air Toxics Standards (MATS) driving
market for equipment used to comply
Total MATS equipment ~$900M, slightly lower than prior
estimates due to increased plant retirements and non-sorbent injection solutions
ADES operating companies expect to maintain ~ 1/3
rd
market
share of MATS equipment awards
ADA/BCSI have won more than $45M in equipment awards
year-to-date
ADA/BCSI have been awarded more than $160M in MATS
equipment
Approximately 1/3 of plants have received an extension to
meet MATS compliance by April 2016
Expected $1-$2B market for consumables and services
maintain compliance starting to ramp up in April 2015

© 2012-2014 Advanced Emissions Solutions, Inc.
NEAR TERM
-
MATS EQUIPMENT M
ARKET

-8- © 2012-2014 Advanced Emissions Solutions, Inc. MATS EQUIPMENT AWARDS WON BY ADA & BSCI

ACI Systems
DSI Systems
M-Prove
TM
Technology
Powdered Activated Carbon
reduces mercury emissions in
the flue gas
Dry alkaline sorbents
injected in flue gas for
SO
2
and acid gas
control
M-Prove
TM
technology
Optimization technology
Flue Gas Conditioning
Compliance Services
Equipment
Compliance
© 2012-2014 Advanced Emissions Solutions, Inc.

EMISSIONS CONTROL SOLUTIONS

April 2015/2016 MATS deadlines to drive market for compliance services, including a $1 to $2 billion annual market for consumables
ADES operating companies offerings to include:
Chemicals
M-Prove
TM
technology
RESPond
TM flue
gas conditioning technology
Optimization Services
Measurement and reporting services
Remote monitoring of operations
Compliance optimization services
Integration with other plant equipment
Aftermarket
Equipment upgrades, repairs, rebuilds, etc.
In-duct mixing equipment to minimize chemical requirements

© 2012-2014 Advanced Emissions Solutions, Inc.
EMISSION CONTROL—COMPLIANCE M
ARKET

Section 45 of the Internal Revenue Code offers $6.60/ton in tax credits for the production of pollution mitigating RC through 2021
Qualifying RC facilities must reduce mercury by 40+% and NO
x
by 20+% and have
been “placed in service” on or prior to December 31, 2011
ADES affiliates
1
own 28 qualifying RC facilities expected to be located at plants that burn
100+ million tons of coal annually
Expect ~$300M in annual revenue to CCS
Expect ~$100 million in annual tax benefits to CCS in 2015
2
Clean Coal Solutions Ownership Structure
1. RC facilities owned by CCS; ADES owns 42.5% of CCS through ADA-ES, Inc.
2. Expected to result in  ~$40 million in annual tax benefits to ADES through ADA-ES, Inc.’s 42.5% ownership in CCS.
© 2012-2014 Advanced Emissions Solutions, Inc.
REFINED COAL
ADES
42.5%
NEXGEN
42.5%

GOLDMAN
S
ACHS
15%

© 2012-2014 Advanced Emissions Solutions, Inc.

Initiate discussion with utility
Sign Non-Disclosure Agreement
Begin discussions with utility (senior leadership, legal, financial, environmental, plant managers, coal suppliers, ash brokers, etc.)
Get go-ahead from the utility (this is different from signed agreements)
Get construction permit and long-term operating permits
Public Service Commission approval
Engineering/design work for long-term installation
Purchase long-lead time items
Site access agreements
Complete and sign operating agreements (can be up to six different agreements)
Site preparation (has involved moving structures, underground pipes, etc.)
On site construction and installation (concrete pads, support buildings, etc.)
Chemical supply agreements
Hire and train local operators
Then begin full-time operations
T
STEPS
FULL-TIME
RC F O
YPICAL TO
ACILITY
PERATIONS

+100 MT/yr
~32 MT/yr
10 RC facilities
leased/sold
~12
MT/yr
Aug 2014
5 RC facilities
CCS-operated*
Expect to treat more than 100MT/yr with 28 RC facilities
Most RC facilities to be in full-time operation by year end 2014, all by 1H2015
Expect approximately 15% of capacity to be CCS-operated to generate tax benefits
Full-Time Operations Road Map
1H2015 2021
RC facility
where
installation
work is
underway
RC facilities in
discussions for
final location
with more than
15 potential
power plants
28 RC
facilities
in full-
time
operation
© 2012-2014 Advanced Emissions Solutions, Inc.

* Includes one RC facility where operations were suspended in late-February while final permitting is completed
RC facilities in full-time operation
RC facilities in progress to full-time operation
RC facilities
with currently
committed
locations
OUTLOOK FOR 28 RC FACILITIES

RC facilities with known locations
One RC facility where permanent installation work is underway at the power plant
Four RC facilities where permanent installation work is expected to begin in 3Q 2014
Three RC facilities where permanent installation work is expected to begin in 4Q 2014
One RC facility located on site where permanent installation work is expected to begin in 1Q 2015
RC facilities in discussions for final location
CCS is in ongoing discussions with multiple utilities who collectively own more than 15 power plants, which on average burn more than
4.5MT/yr each
Some of these utilities currently have CCS RC facilities in full-time operation at other of their coal plants

© 2012-2014 Advanced Emissions Solutions, Inc.

Help our clients meet new regulations
Greenhouse Gases
Coal Combustion Residuals
Effluents Guidelines
Advancing Cleaner Energy
New emissions regulations on the gas
industry

© 2012-2014 Advanced Emissions Solutions, Inc.
WHAT’
S
NEXT

Developing proprietary solid sorbent
capture technology to capture CO
2
from
flue gas in conventional coal-fired boilers
DOE and industry funding:
Pilot plant
© 2012-2014 Advanced Emissions Solutions, Inc.

CO
2
CAPTURE DEVELOPMENT
Phase I — $3.8 million, R&D at 1 KWe
scale, completed in 2011
Phase II — $22.6 million contract to
validate technology at 1 MWe scale
Pilot Design: 2012, Construction:
2013, Testing: Fall 2014
Advantages over competing technologies:
Lower cost and less parasitic energy

Coal Combustion Residuals Regulation (CCR)
Draft rule in June 2010, final rule expected in 2014
Steam Effluent Limitation Guidelines (ELG)
Sets the first federal limits on the levels of toxic metals in wastewater discharges from steam electric power plants
Draft rule in 2013
Final rule expected in late 2015
© 2012-2014 Advanced Emissions Solutions, Inc.
Pictures from recent ash pond spills
NEW REGULATIONS PENDING

RC opportunities expected to provide substantial
growth in revenues, profits and cash flows;
consistent revenue streams through 2021
Upcoming MATS compliance requirements are driving
significant near-term market for equipment
Consumables and services to assure compliance
expected to produce additional growth beyond MATS
equipment market
Developing solid sorbent capture technology to
capture CO
2
from flue gas in conventional coal-fired
boilers
© 2012-2014 Advanced Emissions Solutions, Inc.

KEY TAKEAWAYS

The Company continues with its accounting review and expects to file the 2013
Form 10-K in or around the fall of 2014
Additional Actions:
Appointed Chief Accounting Officer (April 2014)
Retained FTI Consulting to assist with the accounting review process and implementation of changes to ensure we will have the necessary resources to support the Company’s future needs. (April 2014)
Added additional accounting and audit expertise to the Board (May 2014)
Background
On April 24, 2014 the Company announced that it was unable to file its Annual Report on Form
10-K for the fiscal year ended December 31, 2013 and that the financial statements for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013 should no longer be relied upon and should be restated.
Restatement of 2013 financials is expected to show a reduction of revenue of approximately $10.8 million (with a corresponding increase in backlog) and increase in the loss before income taxes of approximately $2.3 million from those amounts previously reported. The increased loss is primarily related to the deferred recognition of the margin under the Emissions Control business segment systems and equipment contracts and the accrual of additional IRC 453a interest.
Company has made a determination to have the previously issued financial statements for the years ended December 31, 2012 and 2011 re-audited. The re-audit may identify additional changes to prior financial statements.
© 2012-2014 Advanced Emissions Solutions, Inc.
FINANCIAL UPDATE

APPENDIX © 2012-2014 Advanced Emissions Solutions, Inc.

ADA-ES, Inc. 100% owned ADES BCSI, LLC 100% owned ADES Clean Coal Solutions, LLC 42.5% owned ADA-ES, Inc. Operating Companies -21- © 2012-2014 Advanced Emissions Solutions, Inc. CORPORATE STRUCTURE

Source: EIA
2012: lowest power demand since 1987, natural gas prices reach a low of $1.91/MM/btu- 2012 average of $2.77/MMbtu

© 2012-2014 Advanced Emissions Solutions, Inc.
COAL AND US ELECTRICITY GENERATION

EPA
determines it
necessary to
regulate
mercury
2000 2009 2005 2008
EPA issues
Clean Air
Mercury Rule
D.C. Circuit Court
vacates the Clean Air
Mercury Rule
EPA proposes
new rule to
replace the
vacated CAMR
EPA issues draft
of Mercury Air
Toxic Standards
(MATS)
EPA issues final
Mercury Air
Toxic Standards
(MATS)
Compliance
deadline for
MATS. Plants can
apply for an
extension
2011 2012 2015/16
Technology
commercially
proven

© 2012-2014 Advanced Emissions Solutions, Inc.
MERCURY CONTROL- 15 YEARS IN THE MAKING

Boilers Treated by ACI Systems ADES Source: Institute of Clean Air Companies, May 2013. Norit Clyde Bergemann-EEC © 2012-2014 Advanced Emissions Solutions, Inc. -24- ACI M ARKET SHARE

ADA STANDARD ACI SYSTEM Bin Vent Filter Man-door with PRV Level Transmitters PAC Storage Module Process Equipment Module -25- © 2012-2014 Advanced Emissions Solutions, Inc.

The American Jobs Creation Act of 2004, Section 45 of the IRC:
contains provisions to incentivize the production of pollution mitigating Refined Coal (RC) via annually escalating tax credits per ton of coal burned. RC reduces mercury by 40%+ and NOx emissions by 20%+ when that coal is burned.
Clean Coal Solutions (“CCS”) JV offers three technologies that produce Section 45 Refined Coal
The CyClean™, M-45™
and M-45-PC™
technologies provide on-site, proprietary pre-treatment to Powder River Basin (PRB) and
Lignite coals for use in cyclone boilers, circulating fluid bed boilers and pulverized coal boilers
.
Key Dates
June
2010:
Clean Coal Solutions commences operations at first two RC facilities
December
2010:
Congress extends “placed-in-service” deadline for new RC facilities to 12/31/11
January - December
2011:
CCS fabricates, installs and “places-in-service” 26 additional RC units able to qualify for Section 45 tax credits
June
2011:
an affiliate of Goldman Sachs purchases a 15% stake in CCS for $60M
2012 - 2021: CCS focused on capturing the value of Section 45 tax credits
REFINED COAL: INTRODUCTION & OVERVIEW
© 2012-2014 Advanced Emissions Solutions, Inc.

REFINED COAL PHOTOGRAPHS -27- © 2012-2014 Advanced Emissions Solutions, Inc.

Graham Mattison
Vice President, Investor Relations
(720) 889-6206
graham.mattison@adaes.com
Michael D. Durham, Ph.D., MBA
President & CEO
Mark H. McKinnies
SVP & CFO

© 2012-2014 Advanced Emissions Solutions, Inc.
CONTACTS